Offerings - Offering: 1	Nov. 04, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.750% Senior Notes due 2030
Amount Registered | shares	550,000,000
Maximum Aggregate Offering Price	$ 543,400,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 75,043.54
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of those offerings is $543,400,000